UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES AND EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 6, 2011

NARA BANCORP, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	000-50245	95-4170121
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3731 Wilshire Boulevard, Suite 1000, Los Angeles, CA	90010
(Address of principal executive offices)	(Zip Code)

(213) 639-1700

(Registrant’s telephone number, including area code)

(Former address)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On July 6, 2011, Nara Bancorp, Inc. and Center Financial Corporation amended their previously reported Agreement and Plan of Merger, dated December 9, 2010 as first amended on April 13, 2011. This second amendment (the “Amendment”) revises the provisions of Section 7.1(c) relating to the date after which either party may deliver notice of termination of the Agreement and Plan of Merger by eliminating reference to July 31, 2011 and leaving only November 30, 2011 as the date after which either party may give notice of termination. The Amendment is attached hereto as Exhibit 2.1.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

The exhibit number corresponds with Item 601(a) of Regulation S-K.

Exhibit No.	Document Description

Exhibit 2.1	Amendment No. 2 to Agreement and Plan of Merger

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: July 7, 2011

NARA BANCORP, INC.

By:	/S/ ALVIN D. KANG
Name:	Alvin D. Kang
Title:	President and Chief Executive Officer